FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2009

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 8

Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended September 30, 2009 attached as Exhibits 99.1 and 99.2, respectively, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Financial Data as of and for the period ended September 30, 2009 (Unconsolidated)
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended September 30, 2009

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTFED FINANCIAL CORP.

Dated: October 30, 2009	By: /s/	Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Page

99.1	Monthly Financial Data as of and for the period ended September 30, 2009	4-5
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended September 30, 2009	6-8

EXHIBIT 99.1

First Federal Bank of California MONTHLY REPORT OF OPERATIONS Unaudited, Unconsolidated Financial Highlights (Dollars in thousands)

	As of, for the month ended September 30, 2009	As of, for the month ended August 31, 2009	As of, for the month ended September 30, 2008	As of, for the 9 months ended September 30, 2009	As of, for the 9 months ended September 30, 2008

Cash and investment securities	$292,541	$314,246	$391,730
Total mortgage-backed securities	$-	$-	$41,510
Total assets	$6,150,613	$6,313,289	$7,355,296

LOANS:
Gross loans receivable	$5,712,727	$5,826,313	$6,661,731

Loans funded:
Single family loans	$388	$-	$101,286	$29,910	$773,797
Multi family loans	-	-	36,072	68,248	433,313
Commercial & industrial real estate loans	-	-	5,075	-	17,450
Other loans	1,105	91	1,238	9,808	31,676
Total loans funded	1,493	91	143,671	107,966	1,256,236
Loans originated for third parties	-	-	3,499	26,358	10,343
Total loans originated	$1,493	$91	$147,170	$134,324	$1,266,579

Percentage of ARMs originated	100%	100%	5%	83%	9%
Loan repayments:
Single family loans	$37,756	$20,040	$20,392	$176,211	$455,009
Multi family & commercial real estate loans	6,257	8,816	33,762	123,999	308,453
Other loans	84	1,143	658	36,612	17,043
	$44,097	$29,999	$54,812	$336,822	$780,505

Loans sold	$-	$15,551	$-	$62,718	$1,380

Non-performing assets to total assets ratio	9.23%	10.03%	7.87%

Delinquent loans:
Non-accrual single family loans	$389,223	$453,700	$446,186
Single family loans 30-59 days delinquent	$67,264	$63,734	$115,105
Single family loans 60-89 days delinquent	$7,458	$12,592	$96,991

BORROWINGS:
Federal Home Loan Bank advances	$1,300,000	$1,350,000	$2,313,000
Reverse repurchase agreements	$-	$-	$-

DEPOSITS:
Retail deposits	$3,889,282	$3,800,137	$2,922,661
Wholesale deposits	640,095	774,181	1,415,558
	$4,529,377	$4,574,318	$4,338,219

Net increase (decrease) in deposits	$(44,941)	$(19,736)	$68,313	$(387,335)	$169,271

AVERAGE INTEREST RATES (CONSOLIDATED):

	As of, for the month ended September 30, 2009	As of, for the month ended August 31, 2009	As of, for the month ended September 30, 2008	As of, for the 9 months ended September 30, 2009	As of, for the 9 months ended September 30, 2008
Yield on loans	5.19%	5.12%	5.72%	5.18%	6.21%
Yield on investments	0.24%	0.24%	5.34%	1.81%	5.03%
Yield on earning assets	4.84%	4.80%	5.69%	4.91%	6.13%
Cost of deposits	2.03%	2.19%	3.13%	2.62%	3.45%
Cost of borrowings	3.26%	3.26%	3.46%	2.99%	3.89%
Cost of money	2.34%	2.46%	3.25%	2.72%	3.61%
Earnings spread	2.50%	2.34%	2.44%	2.19%	2.52%
Effective net spread	2.48%	2.32%	2.56%	2.17%	2.70%

EXHIBIT 99.2

PRELIMINARY QUARTERLY LOAN PORTFOLIO ANALYSIS
Unaudited, Unconsolidated
(Dollars in thousands)

Summary of Loan Portfolio Balances
	September 30, 2009		June 30, 2009		December 31, 2008
First trust deeds residential loans:
One to four units	$3,654,209		$3,988,511		$4,378,731
Five or more units	1,835,117		1,906,711		1,936,286
Residential loans	5,489,326		5,895,222		6,315,017

Other real estate loans	137,305		141,751		154,995
Non-Real estate loans	86,096		96,237		114,393
Total loans receivable	$5,712,727		$6,133,210		$6,584,405

Single family loan portfolio by year of origination

Year of Origination	September 30, 2009		June 30, 2009		December 31, 2008
2003 and prior	$266,780	7.3%	$278,951	7.0%	$301,288	6.8%
2004	468,873	12.8%	513,925	12.9%	567,660	13.0%
2005	1,076,142	29.4%	1,204,398	30.2%	1,390,979	31.8%
2006	677,979	18.6%	767,324	19.2%	876,255	20.0%
2007	300,003	8.2%	320,012	8.0%	341,023	7.8%
2008	835,304	22.9%	875,129	22.0%	901,526	20.6%
2009	29,128	0.8%	28,772	0.7%	-	0.0%
Total single family portfolio	$3,654,209	100.0%	$3,988,511	100.0%	$4,378,731	100.0%

Single family loan portfolio by original LTV ratio

Original LTV Ratio	September 30, 2009		June 30, 2009		December 31, 2008
<65%	$850,185	23.3%	$900,015	22.6%	$949,119	21.6%
65 - 70%	476,456	13.0%	508,443	12.7%	535,765	12.2%
70 - 75%	520,526	14.2%	564,335	14.1%	606,856	13.9%
75 - 80%	1,638,678	44.9%	1,825,963	45.8%	2,047,508	46.8%
80 - 85%	31,099	0.9%	37,162	0.9%	46,797	1.1%
85 - 90%	103,385	2.8%	117,399	2.9%	153,273	3.5%
>90%	33,880	0.9%	35,194	1.0%	39,413	0.9%
Total single family portfolio	$3,654,209	100.0%	$3,988,511	100.0%	$4,378,731	100.0%

Single family loan portfolio by estimated current LTV ratio
Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Portfolio	Average Estimated Current LTV Ratio
<65%	$593,012	16.2%	42.7%
65 - 70%	129,198	3.5%	67.5%
70 - 75%	208,874	5.7%	73.2%
75 - 80%	189,075	5.2%	77.9%
80 - 85%	226,937	6.2%	82.9%
85 - 90%	264,467	7.2%	87.3%
>90%	1,900,119	52.0%	111.1%
Partially Charged Off (2)	133,218	3.7%	100.0%
Not in MSAs	9,309	0.3%	N/A
Total single family portfolio	$3,654,209	100.0%	79.9%

(1) The current estimated loan to value ratio is based on FHFA June 2009 data. The FHFA housing price index provides a broad measure of the housing price movements by Metropolitan Statistical Area (MSA). In evaluating the potential for loan losses within the bank’s portfolio, the Bank considers both the fact that FHFA data cannot reflect price movements for the most recent three months, and that individual areas within an MSA will perform worse than the average for the larger area. The Bank therefore also looks at sales data that is available by zip code, as well as the Bank’s experience with marketing foreclosed properties in estimating the loan loss reserve that is required.
(2) The $133.2 million of loans were charged off by $81.5 million to their estimated collateral value.

Single family loan portfolio by borrower current documentation type

Borrower documentation type	September 30, 2009		June 30, 2009		December 31, 2008
Verified Income/Verified Assets	$2,660,809	72.9%	$2,513,335	43.4%	$2,383,688	41.2%
Stated Income/Verified Assets (3)	457,519	12.5%	649,149	24.0%	867,098	24.9%
Stated Income/Stated Assets (3)	396,318	10.8%	608,987	24.2%	830,818	25.2%
No Income/No Assets (3)	139,563	3.8%	217,040	8.4%	297,127	8.7%
Total single family portfolio	$3,654,209	100.0%	$3,988,511	100.0%	$4,378,731	100.0%

(3) As part of the loan modification process, an aggregate of $1.0 billion of loans originated in these low documentation categories have become fully documented.

Single family loan portfolio by geographic distribution

Region	September 30, 2009		June 30, 2009		December 31, 2008
Los Angeles County	$1,107,597	30.3%	$1,168,364	29.3%	$1,233,889	28.2%
San Francisco Bay Area	635,366	17.4%	698,885	17.5%	768,262	17.5%
Central California Coast	495,458	13.6%	549,470	13.8%	598,268	13.7%
Orange County	417,113	11.4%	444,160	11.1%	479,464	10.9%
San Diego Area	359,058	9.8%	396,623	9.9%	441,631	10.1%
San Bernardino / Riverside Counties	225,537	6.2%	257,220	6.5%	296,624	6.8%
Sacramento Valley	144,048	3.9%	163,949	4.1%	197,861	4.6%
San Joaquin Valley	136,221	3.7%	158,246	4.0%	194,741	4.4%
Other	133,811	3.7%	151,594	3.8%	167,991	3.8%
Total single family portfolio	$3,654,209	100.0%	$3,988,511	100.0%	$4,378,731	100.0%

Delinquent and nonaccrual loans by year of origination

Year of Origination	30-89 Days Delinquent (4)		Non-accrual (5)		Total
2003 and prior	$4,543	6.1%	$13,776	3.5%	$18,319	3.9%
2004	13,143	17.6%	55,862	14.4%	69,004	14.9%
2005	31,700	42.4%	172,537	44.3%	204,237	44.0%
2006	19,862	26.6%	112,810	29.0%	132,672	28.6%
2007	5,114	6.8%	23,685	6.1%	28,799	6.2%
2008	360	0.5%	8,249	2.1%	8,610	1.9%
2009	-	0.0%	2,304	0.6%	2,304	0.5%
Total single family defaults	$74,722	100.0%	$389,223	100.0%	$463,945	100.0%

(4) This category includes one loan that was non-accrual in the previous quarter with partial charge-offs of $144 thousand.
(5) This category includes $125.2 million of loans, which were charged off by $76.9 million to their estimated collateral value.

Delinquent and nonaccrual loans by geographic distribution
Region	Delinquent Balance	% of Total Delinquent	Delinquent % of regional portfolio
Los Angeles County	$87,675	18.9%	7.9%
San Francisco Bay Area	85,465	18.4%	13.5%
Central California Coast	60,451	13.0%	12.2%
San Diego Area	55,150	11.9%	15.4%
Orange County	47,604	10.3%	11.4%
San Bernardino/Riverside	46,690	10.1%	20.7%
San Joaquin Valley	28,360	6.1%	20.8%
Sacramento Valley	30,525	6.6%	21.2%
Other	22,025	4.7%	16.5%
Total single family defaults	$463,945	100.0%	12.7%

Delinquent and nonaccrual loans by borrower documentation type
Borrower documentation type	Delinquent Balance	% of Total Delinquent	Delinquent % of documentation type
Verified Income/Verified Assets	$104,291	22.5%	6.3%
Stated Income/Verified Assets	127,312	27.4%	14.9%
Stated Income/Stated Assets	177,091	38.2%	20.7%
No Income/No Assets	55,251	11.9%	18.7%
Total single family defaults	$463,945	100.0%	12.7%

Delinquent and nonaccrual loans by estimated current loan to value ratio

Estimated Current LTV -Price Adjusted (6)	Loan Balance	% of Total Delinquent	Average Estimated Current LTV Ratio
<70%	$19,205	4.1%	48.7%
>70% <=80%	25,627	5.5%	75.2%
>80% <=90%	22,344	4.8%	85.4%
>90% <=100%	33,690	7.3%	95.8%
>100% <=110%	61,798	13.3%	104.8%
>110%	175,220	37.8%	126.3%
Partially Charged Off (7)	125,403	27.0%	100.0%
Not in MSAs	658	0.2%	N/A
Total single family defaults	$463,945	100.0%	102.2%

(6) The current estimated loan to value ratio is based on FHFA June 2009 data.
(7) The $125.4 million of loans were charged off by $77.1 million to their estimated collateral value.

Forecast of single family loan portfolio payment recast
Recast quarter (8)	Recast Balance	Number of Loans

4th quarter 2009	$56,145	129
Total 2009	56,145	129

2010	$343,957	771
2011	257,105	505
Thereafter	166,871	239
Grand total	$824,078	1,644

(8) Period in which currently performing borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment, assuming all borrowers make the minimum payment, and no loans are prepaid prior to their reset date. Does not include loans that have already reached their payment recast or loans that by their terms do not allow for negative amortization.

Real estate owned activity
Real Estate Owned	Balance	Number of Properties
Beginning balance (as of 6/30/2009)	$98,032	413
Acquisitions	162,356	608
Write-downs	(5,465)
Sales of REO	(79,198)	(356)
Ending REO Balance (as of 9/30/2009)	$175,725	665
Properties in Escrow	$65,181	280

Loss Mitigation Activity (9)
Active modified loans as of 9/30/2009	Loan Balance	Number of Loans
Loan terms modified to:
Monthly Adjustable Interest Only 5-years	$641,006	1,304
Fixed Interest Only 5-years	362,679	780
Monthly Adjustable Amortizing 5-years	98,803	233
Fixed Amortizing 5-years	105,075	249
6-month Adjustable Interest Only 5-years	39,268	96
6-month Adjustable Amortizing	22,863	54
Other	3,712	8
Grand Total (10)	$1,273,406	2,724

(9) Of these 2,724 modified loans, 2,452 loans with a net balance of $1.2 billion were considered to be troubled debt restructuring based on the Bank's underwriting of the borrower and the property at the date of the modification. Based on the yield reduction of these modified loans the bank maintains an impaired valuation allowance of $68.0 million.
(10) This disclosure includes 202 modified loans that were reported as non-accrual with an estimated collateral value of $76.6 million.